U.S. FIRST TIER RESELLER AGREEMENT


1.       APPOINTMENT

         A. Hewlett-Packard Company ("HP") appoints First Tier Reseller as an authorized, non-exclusive First Tier Reseller for marketing the HP Products listed on the Product Exhibits. First Tier Reseller's appointment is subject to the terms and conditions set forth in this U.S. First Tier Reseller Agreement and the associated Addenda, Product Exhibits, HP Product Categories ("Product Categories") and Operations Policy Manual (collectively, "Agreement") for the period from the effective date through the expiration date of this Agreement. First Tier Reseller accepts appointment on these terms.

         B. First Tier Reseller is in the business of distributing products to and supporting selling locations owned and operated by HP Authorized VARs, Second Tier Resellers who have selected First Tier Reseller as one of their Dual Source Suppliers and resellers who are not authorized directly by HP but who are permitted to resell HP Products as described in this Agreement. First Tier Reseller may also operate company-owned selling locations. First Tier Reseller desires to acquire HP Products for resale/distribution to HP Authorized VARs, Second Tier Resellers, and other resellers (collectively called "Customers") and company-owned selling locations as permitted in the Product Categories.

         C. HP has attached to this Agreement the U.S. Second Tier Reseller Agreement and VAR Certification which substantially represents the agreement HP will use in appointing Second Tier Resellers and VARs, and authorizing First Tier Reseller's company-owned locations to resell HP Products.

2.       STATUS CHANGE

         A.       If First Tier Reseller wishes to:

                  1.       Change its name or that of any approved location;

                  2.       Add, close or change an approved location;

                  3. Undergo a merger, acquisition, consolidation or other reorganization with the result that any entity controls 50% or more of First Tier Reseller's capital stock or assets after such transaction; or

                  4. Undergo a significant change in control or management of First Tier Reseller operations;

                  then First Tier Reseller shall notify HP in writing prior to the intended date of change.

         B. HP agrees to promptly notify First Tier Reseller of its approval or disapproval or any proposed change, provided that First Tier Reseller has given HP all information and documents reasonably requested by HP.

         C. HP must approve proposed First Tier Reseller changes prior to any obligation of HP to perform under this Agreement with First Tier Reseller as changed.

3.       FIRST TIER RESELLER
         RESPONSIBILITIES

         A. First Tier Reseller may sell HP Products only to Customers as permitted in the Product Categories, and may resell HP Products directly through authorized company-owned selling locations provided that they comply with all terms and conditions of the U.S. Second Tier Reseller Agreement, associated Addenda, Product Categories, Operations Policy Manual and Product Exhibits.

         B. If the Product Categories permit sales to Customers only who have been authorized by HP, then First Tier Reseller shall ensure that its Customers and company-owned locations meet HP's qualifications and comply with the terms and conditions for those Customers and with First Tier Reseller's standard agreements and business policies. First Tier Reseller also agrees to report violations of HP's terms and conditions to HP in a timely manner.

         C. Shipments of HP Products to unauthorized Customers or end-users shall constitute a breach of this Agreement and may result in the termination of this Agreement. In addition, First Tier Reseller agrees to pay HP an amount equivalent to the discount received from HP for such shipments.

         D. HP may prohibit First Tier Reseller from selling to terminated Second Tier Resellers or VARs, or other identified Customers whom HP does not wish to receive products.

         E.       First Tier Reseller agrees to:

                  1.       Represent HP Products fairly to all Customers.

                  2. Forward promptly to Customers all technical sales and promotional materials, suggested price lists and other information provided by HP for the purpose of reshipment to Customers.

                  3. Provide pre-sales support and post-sales technical support for HP Products to all Customers.

                  4. Provide authorized Second Tier Resellers and VARs access to the HP designated service program or other HP approved service plan.

                  5. Ensure that no sale, advertising, promotion, display or disclosure of any features, availability or price of any new HP Product takes place before HP's public announcement of that product.

                  6.       Respond   promptly  to  all  Customer   inquiries  or
                           requests related to HP Products.

                  7. Authorize HP's representatives to call on Customers for product training and other objectives.

                  8.       Report  promptly  to HP all  suspected  defects in HP
                           Products.

                  9. Ensure that its employees complete any required training courses designated by HP.

         E. Upon request from First Tier Reseller, at its discretion HP may grant special pricing for particular end-user-customer transactions. In good faith, HP may retract the special pricing at any time before acceptance by the end-user customer. HP may extend the pricing on an exclusive or non-exclusive basis and may condition the pricing on a pass-through of all or part of the non-standard offering extended by HP.

8.       PAYMENT AND SECURITY TERMS

         A. First Tier Reseller will pay invoices within 30 days from the date of the invoice. HP reserves the right to change credit terms at any time when in HP's opinion First Tier Reseller's financial condition or previous payment record so warrants.

         B. Any First Tier Reseller claim for adjustment of an invoice is agreed to be waived if First Tier Reseller fails to present it within 90 days from date of HP invoice. No claims, credits, or offsets may be deducted from any invoice.

         C. If First Tier Reseller fails to pay any sum due within 15 days of HP's written notice of delinquency, HP may discontinue performance under this Agreement and may revise credit terms for unshipped orders.

9.       ORDERS; SHIPMENTS; CANCELLATIONS
         AND CHANGES

         A. First Tier Reseller's orders must comply with the minimum order, release, ship- to and other requirements specified in this Agreement.

         B. HP will honor electronic, written, fax and telephone orders from First Tier Reseller's approved locations. First Tier Reseller is responsible for ensuring that only authorized employees place, change or delete orders and that the orders conform to all requirements of this Agreement.

         C. First Tier Reseller's requested date for shipment must be within 90 days after order date. HP reserves the right to schedule and reschedule any order, at HP's discretion, and to decline any order for credit reasons or because the order specifies an unreasonably large quantity or makes an unreasonable shipment request.

         D. HP will use reasonable efforts to meet scheduled shipment dates. However, HP will not be liable for delay in meeting a scheduled shipment date.

         E. First Tier Reseller must own more than 50% of its business at each approved location. HP will ship HP Products to First Tier Reseller under HP's standard shipment terms and conditions but only to approved shipment locations authorized by HP on Exhibit L. Shipment locations may be the same as company-owned selling locations. All First Tier Reseller's sales, advertising and promotional activities for HP Products must be conducted from selling locations approved by HP. No sales, advertisement or promotion of HP Products may be conducted from shipment locations which are not also approved company-owned selling locations.

                  However, HP will ship to a maximum of six approved shipment locations and will accept orders only from a single order point. An exception will be made where a Product Exhibit indicates drop shipment is available for a specific HP Product under a special program; drop shipment for those HP Products will be subject to limitations indicated in the Product Exhibits.

         F. Shipments are subject to availability. If HP products are in short supply, HP will allocate them equitably, at HP's discretion.

         G. Title to HP Products and risk of loss and damage will pass to First Tier Reseller F.O.B. Destination.

10.      SOFTWARE

         First Tier Reseller is granted the right to distribute software materials supplied by HP only in accordance with the license terms supplied with these materials. First Tier Reseller may alternatively acquire the software materials from HP for its own demonstration purposes in accordance with the terms for use in those license terms.

11.      TRADEMARKS

         A. From time to time, HP may authorize First Tier Reseller to display one or more designated HP trademarks. First Tier Reseller may display the trademarks solely to promote HP Products. Any display of the trademarks must be in good taste, in a manner that preserves their value as HP trademarks, and in accordance with standards provided by HP for their display. First Tier Reseller will not use any name or symbol in a way which may imply that First Tier Reseller is an agency or branch of HP; First Tier Reseller will discontinue any such use of a name or mark as requested by HP. Any rights or purported rights in any HP trademarks acquired through First Tier Reseller's use belong solely to HP.

         B. First Tier Reseller grants HP the non- exclusive, royalty-free right to display First Tier Reseller's trademarks in advertising and promotional material solely for directing prospective purchasers of HP Products to First Tier Reseller's and its Customers' selling locations. Any display of the trademarks must be in good taste, in a manner that preserves their value as First Tier Reseller trademarks, and in accordance with standards provided by First Tier Reseller for their display. Any rights or purported rights in any First Tier Reseller trademarks acquired through HP's use belong solely to First Tier Reseller.

12.      WARRANTY

         A.       USER WARRANTY

                  1. HP Product User Warranties are described on the Product Exhibits and apply only to end- user purchasers of HP Products. HP revisions to the User Warranties will be effective on the date specified by HP. Copies of User Warranties will be supplied with HP Products. Distributor's customers must provide a copy of the associated User Warranty for an HP Product to each end-user prior to sale.

                  2. HP Product Warranty begins upon purchase by the end-user customer and shall be verified by proof of acquisition by the end user or via HP's electronic warranty verification system.

         D. HP has no obligation for any claim of infringement arising from:

                  1. HP's compliance with any designs, specifications or instructions of First Tier Reseller;

                  2. Modification of the Product by First Tier Reseller or a third party;

                  3.       Use of the Product in a way not specified by HP; or

                  4.       Use of the Product with products not supplied by HP.

         E. This Section states HP's entire liability to First Tier Reseller and its Customers and end-users for infringement.

15.      FIRST TIER RESELLER RECORD-
         KEEPING

         A. For contract compliance verification, product safety information, operational problem correction and the like, First Tier Reseller must maintain records of customer purchases of HP hardware products for one year. Records must include customer name, address, phone number, ship-to address, serial number and date of sale of the above products. HP may require monthly reporting incorporating the previous month's data for each approved location.

         B. HP may require First Tier Reseller to provide HP or HP's designate with HP Product inventory and sales data including, but not limited to, information such as total units of selected HP Products sold and held in all inventory by month for each approved location, in a format specified by HP. HP may require monthly reporting incorporating the previous month's data for each approved location.

         C.       In  addition,   First  Tier  Reseller  must  comply  with  any
                  reporting requirements for HP programs.

         D. At HP's discretion and upon notice to First Tier Reseller, HP or HP's designate will be given prompt access during normal business hours, either on site or through other means specified by HP, to First Tier Reseller's customer records, inventory records and other books and records of account specifically related to HP Products and HP believes are reasonably necessary to verify and audit First Tier Reseller's compliance with this Agreement.

         E. Failure to promptly comply with HP's request will be considered a repudiation of this Agreement justifying HP's termination of this Agreement on 30 days' notice without further cause.

         F. HP may recover all reasonable actual costs associated with compliance verification procedures from any promotional funds, rebate funds or any other HP accrued funds due First Tier Reseller.

         G. HP may debit First Tier Reseller for all wrongfully claimed discounts, rebates, promotional allowances or other amounts determined as a result of HP's audit.

         H. HP may, from time to time, send First Tier Reseller a list of serial numbers of designated Products for which HP tracks unauthorized sales. First Tier Reseller agrees to identify to which Reseller each serial number was shipped and to forward this information to its HP representative within a period of not more than 21 days from the date of HP's notice.

         I. HP may, from time to time, find it necessary to audit one of First Tier Reseller's Customers for the purpose of determining its Compliance with the terms and conditions or of HP Second Tier Reseller Agreement or VAR Certification. HP will identify for First Tier Reseller:

                  1.       The Customer(s) to be audited;

                  2. A list, by HP product number, of designated products of concern;

                  3.       The period of time the audit will cover; and

                  4. A deadline by which HP must receive associated sell-through data from First Tier Reseller.

                  First Tier Reseller agrees to help HP by providing HP, within a designated period of time not to be more than 10 days from the date of HP's notice, a list of the quantities and serial numbers of designated products that have been shipped to the Customer(s) during the audit period.

         J. First Tier Reseller agrees that HP may recover all reasonable actual costs associated with Customer compliance verification procedures from the reseller(s) HP Advantage program funds, rebate funds or any other HP accrued funds for the reseller(s).

16.      AMENDMENTS

         A. From time to time, HP may add products to or delete them from the Product Exhibits or implement or change HP policies or programs at HP's discretion, after reasonable notice to First Tier Reseller.

                  Additionally, HP may give First Tier Reseller 30 days' advance written notice of any other amendment to this Agreement.

         B. Any amendment will automatically become a part of this Agreement on the effective date specified in the notice.

         C. Each party agrees that the other has made no commitments regarding the duration or renewal of this Agreement beyond those expressly stated in this Agreement.

17.      TERMINATION OF AGREEMENT

         A. Either party may terminate this Agreement without cause at any time upon 60 days' written notice or with cause at any time upon 30 days' written notice to the other party.

         B. If neither party gives the other notice of termination or advises the other of its intent not to renew this Agreement, HP may require that First Tier Reseller pay cash in advance for additional shipments during the remaining term, regardless of First Tier Reseller's previous credit status, and may withhold all such shipments until First Tier Reseller pays its outstanding balance.

         C. Upon termination or expiration of this Agreement for any reason, First Tier Reseller will immediately cease to be an authorized HP First Tier Reseller and will refrain from representing itself as such and from using any HP trademark or trade name.

         D. Upon any termination or expiration, either party may require that HP purchase from First Tier Reseller any HP products purchased under this Agreement, that are on HP's then current Product Exhibits, which are in their unopened, original packaging and marketable as new merchandise. The repurchase price shall be the lower of either the Net First Tier Reseller price on the date of termination or expiration or First Tier Reseller's original purchase price, in each case less any promotional or other discounts.

                INTERNATIONAL AMENDMENT TO U.S. VAR CERTIFICATION

1.       SCOPE

         A. This Amendment modifies the U.S. VAR Certification ("Certification"), the terms of which are incorporated in this Amendment by this reference. In the event of any conflict between the terms of the Certification and this Amendment, the terms of this Amendment control.

         B.       VAR shall purchase  international  versions of the HP Products
                  under  its  existing   agreement   with  the   Supplier,   the
                  Certification and this Amendment.

2.       VAR RESPONSIBILITIES

         A. VAR may acquire international versions of HP Products for resale and shipment only to international end-user customers, subject to the following conditions:

                  1. VAR commits to a minimum annual purchase of $100,000 in U.S. versions of HP Products and $25,000 in international versions of HP Products.

                  2. VAR's Supplier may purchase the international version of the HP Products identified above at HP's applicable export price existing on the date of order and resell the same to VAR pursuant only to the terms and conditions of the Certification and this Amendment.

                  3. VAR will export the integrated systems only to end-user customers in the HP approved countries listed on the HP Approved Countries document.

                  4. VAR shall be responsible for all export permit requirements, export reporting, costs, duties, taxes, freight, and the like, and for conformance to all applicable U.S. export regulations.

                  5. VAR must integrate any international version of HP Products to be exported outside the United States as part of its value-added solution authorized by HP in its Certification.

                  6. Value-added integration will be performed at VAR's integration facility based in the United States.

7.       WARRANTY

         The warranty specified for the international version of HP Product(s) purchased at export price is worldwide return to HP. HP Product warranty begins upon purchase by the VAR's end-user customer and shall be verified by proof of acquisition by the end-user.

8.       POLICIES AND PROGRAMS

         VAR agrees that international purchases by VAR will not be entitled to accrual of HP Advantage funds or any other HP promotional funds.

9.       VAR RECORD-KEEPING

         HP and the Supplier from whom VAR purchases the HP products shall have the right to inspect the records of VAR to verify the fulfillment of the terms and conditions of this Amendment on reasonable notice, not to be less than 10 days.

10.      VAR RECORD-KEEPING

         A. At HP's discretion and upon notice to VAR, HP or HP's designate will be given prompt access, either on site or through other means specified by HP, to VAR's customer records, inventory records and other books and records of account which HP believes are reasonably necessary to verify and audit VAR's compliance with this Agreement. Failure to comply with HP's request will be considered a repudiation of this Agreement justifying HP's termination of this Agreement.

         B. HP may recover all reasonable actual costs associated with compliance verification procedures from VAR's HP Advantage program funds accrued by Suppliers, or by HP, on behalf of VAR.

         C. HP may debit Supplier and/or VAR for all wrongfully claimed discounts, rebates, promotional allowances or other amounts determined as a result of HP's audit of the VAR.

11.      TERMINATION

         A. Either party may terminate this Agreement without cause at any time upon 30 days' written notice or with cause at any time upon 15 days' written notice.

         B. Upon termination of this Agreement for any reason, VAR will immediately cease to be an authorized HP VAR and will refrain from representing itself as such and from using any HP trademark or trade name.

         C. Upon termination of this Agreement, or expiration without renewal of this Agreement, all rights to any accrued HP Advantage program or other promotional funds will automatically lapse.

12.      RELATIONSHIP

         A. VAR's relationship to HP will be that of an independent contractor purchasing HP Products from Suppliers for resale to VAR's customers. VAR and HP agree that this Agreement does not establish a franchise, joint venture or partnership.

         B. Any commitment made by VAR to its customer with respect to price, quantities, delivery, specifications, warranties, modifications, interfacing capability or suitability will be VAR's sole responsibility and VAR will indemnify HP from liability for any such commitment by VAR.

13.      POLICIES AND PROGRAMS

         A. HP has a co-operative marketing HP Advantage program available for VAR's benefit through authorized Suppliers.

         B. From time to time, HP may offer or change HP policies and programs, such as but not limited to the HP Advantage program. Premier Support program and other programs and policies, participation in which will be on the current terms and conditions of the policies and programs.

14.      GENERAL CONDITIONS

         A. Neither party may assign any rights or obligation in this Agreement without the prior written consent of the other party. Any attempted assignment will be deemed void.

         B.       No U.S.  Government  procurement  regulations  will be  deemed
                  included   hereunder   or  binding  or  either   party  unless
                  specifically accepted in writing and signed by both parties.

         C. This is the entire agreement between HP and VAR relating to its subject matter.

         D. HP may amend this Agreement at any _______________ 30 days notice.

         E. This Agreement will be governed by the laws of the State of California.

         F. If any clause of this Agreement is held invalid, the remainder of the Agreement will continue unaffected.

15.      MINIMUM COMMITMENT

         Minimum shipments to VAR for 12 months are $25,000 of HP Products, measured by Distributor's or First Tier Reseller's net price from HP.

STATEMENT OF OWNERSHIP:
-----------------------

Form of Organization:  (i.e. Corporation, General Partnership, Limited Partnership, Sole Proprietor): ________________________

For a Corporation, specify whether: Publicly Held:___________ Privately Held: _____________________ State of
Incorporation/Organization: ________________

Identify Company ownership and management structure as follows (attach additional pages if necessary):

-    Sole Proprietor:               Identify all owners, officers and ownership percentages held
-    Trust:                         Identify Trustee(s), Administrators and Beneficiaries of Trust
-    Partnership:                   Identify all General Partners, Limited Partners, Officers and ownership percentages held
                                    Specify dollar investments of limited partners
-    Privately Held Corporation:    Identify all shareholders with class and percentage ownership, Officers and Board of
                                    Director Members
-    Publicly Held Corporation:     Identify owners of 20% or more of each class of shares with class and percentage ownership, Officers and Board of Director Members

         NAMES                        TITLES                                 OWNERSHIP INTEREST

                                                              Percentage Ownership        Type of Ownership Interest
                                                              (Dollar Investment in      (Assets, Common or Preferred
                                                                Limited Partners)                  Shares)
_______________________       _______________________        _______________________      __________________________
_______________________       _______________________        _______________________      __________________________
_______________________       _______________________        _______________________      __________________________
_______________________       _______________________        _______________________      __________________________



If Company is 100% owned by another corporation, identify the parent corporation's ownership and management structure above and the identity of the parent corporation below:


------------------------------------------------------------------------------------------------------------------------------------
Parent/Owner, including DBA(s)


------------------------------------------------------------------------------------------------------------------------------------
Address

                                                                                    (   )
------------------------------------------------------------------------------------------------------------------------------------
City                                        State             Zip                   Telephone


                                                                                    (   )
------------------------------------------------------------------------------------------------------------------------------------
State of Parent/Owner's Incorporation                                  Fax

AUTHORIZED SIGNATURES                                         HEWLETT-PACKARD COMPANY
---------------------                                         -----------------------


--------------------------------------------                  ----------------------------------------------------------------------
Authorized Signature                                          Susan Weatherman
                                                              Reseller Contracts Manager

--------------------------------------------
Typed Name


--------------------------------------------             ------------------------  ------------------------
Title                                                         Effective Date            Expiration Date

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
                            U.S. FIRST TIER RESELLER
                                TABLE OF CONTENTS

U.S. FIRST TIER RESELLER AGREEMENT

1.       APPOINTMENT
2.       STATUS CHANGE
3.       FIRST TIER RESELLER RESPONSIBILITIES
4.       MULTIPLE AGREEMENT DISCOUNTS
5.       VOLUME COMMITMENT LEVELS
6.       FIRST TIER RESELLER ORDER MILESTONES
7.       PRICES
8.       PAYMENT AND SECURITY TERMS
9.       ORDERS, SHIPMENTS; CANCELLATIONS AND CHANGES
10.      SOFTWARE
11.      TRADEMARKS
12       WARRANTY
13.      LIMITATION OF REMEDIES AND LIABILITY
14.      INTELLECTUAL PROPERTY INDEMNITY
15.      FIRST TIER RESELLER RECORD-KEEPING
16.      AMENDMENTS
17.      TERMINATION OF AGREEMENT
18.      RELATIONSHIP
19.      POLICIES AND PROGRAMS
20.      GENERAL CONDITIONS
21.      NOTICES
22.      U.S. GOVERNMENT

U.S. VAR CERTIFICATION

1.       APPOINTMENT
2.       VAR RESPONSIBILITIES
3.       INTENTIONALLY OMITTED
4.       SPECIAL PRICING
5.       SOFTWARE
6.       TRADEMARKS
7.       WARRANTY
8.       LIMITATIONS OF REMEDIES AND LIABILITY
9.       INTELLECTUAL PROPERTY INDEMNITY
10.      VAR RECORD-KEEPING
11.      TERMINATION
12.      RELATIONSHIP
13.      POLICIES AND PROGRAMS
14.      GENERAL CONDITIONS
15.      SERVICE REQUIREMENTS

INTERNATIONAL AMENDMENT TO U.S. VAR CERTIFICATION

1.       SCOPE
2.       VAR RESPONSIBILITIES
3.       INTENTIONALLY OMITTED
4.       INTENTIONALLY OMITTED
5.       INTENTIONALLY OMITTED
6.       INTENTIONALLY OMITTED
7.       WARRANTY
8.       POLICIES AND PROGRAMS
9.       VAR RECORD-KEEPING

                                EXHIBIT U20D/U21D

                         FULL LINE DISTRIBUTOR PRODUCTS

                                DISCOUNT SCHEDULE


A. Please select Reseller's volume level on the Exhibit Election section of the Signature Page.


          LEVEL I        -    $50,000,000 - 199,999,999          (Orders)

          LEVEL II       -    $200,000,000 - and up              (Sell-through)


B.       DISCOUNT SCHEDULE

                   ------------------------------------------
                                    DISCOUNTS
                   ------------------------------------------
                   VOLUME LEVEL    A     B     C     D     E
                   ------------------------------------------
                   LEVEL I        28%   28%   42%   45%   18%
                   ------------------------------------------
                   LEVEL II       30%   26%   44%   47%   20%
                   ------------------------------------------


C. The capital letter referenced left of the product number on the Product List indicates the applicable Discount column A through E above.

D. The products purchased under this Exhibit shall not be included in determining whether the volume level under any other Exhibit to the U.S. First Tier Reseller Agreement or U.S. Distributor Agreement has been satisfied.

                         U.S. DISTRIBUTOR SUMMARY MATRIX
                                 January 1, 1997

---------------------------------------------------------------------------------------------------------------
AGGREGATORS                   DISTRIBUTORS                  CALCULATOR                    OFFICE MACHINE
                                                            DISTRIBUTORS                  DISTRIBUTORS
---------------------------------------------------------------------------------------------------------------
Inacom                        Gates/Arrow                   Arrowhead Business            Arrowhead Business
                                                            Machines                      Machines
---------------------------------------------------------------------------------------------------------------
Intelligent Electronics       Merisel                       Common-Wealth                 Azerty
                                                            Distributors
---------------------------------------------------------------------------------------------------------------
MicroAge                      GBC Technologies              Douglas Stewart               Daisytek
---------------------------------------------------------------------------------------------------------------
Merisel/FAB                   Avnet/Hall-Mark               El Dorado Trading Group       New Age Electronics
---------------------------------------------------------------------------------------------------------------
Ingram Alliance                                             Inacom                        Pro Distributors
---------------------------------------------------------------------------------------------------------------
Tech Data Elect                                             Intelligent Electronics       United Stationers
---------------------------------------------------------------------------------------------------------------
                                                            MicroAge
---------------------------------------------------------------------------------------------------------------
                                                            Neamco
---------------------------------------------------------------------------------------------------------------
                                                            Pro Distributors
---------------------------------------------------------------------------------------------------------------
                                                            S.P. Richards Company
---------------------------------------------------------------------------------------------------------------
                                                            United Stationers
---------------------------------------------------------------------------------------------------------------
                                                            Merisel/FAB
---------------------------------------------------------------------------------------------------------------

                                EXHIBIT U20D/U21D

                         FULL LINE DISTRIBUTOR PRODUCTS

                                      LIST


                 ---------------------------------------------
                 CAT    QD   MO   PP   SA   AP   WW   W90   DR
                 ---------------------------------------------
                 Q1     @    @    @    @    @    @          @
                 ---------------------------------------------
                 W1          @    @    @    @    @          @
                 ---------------------------------------------
                 X1          @    @    @    @    @          @
                 ---------------------------------------------
                 X2          @    @    @    @          @    @
                 ---------------------------------------------
                 Y1          @    @    @    @    @          @
                 ---------------------------------------------
                 Y2          @    @    @    @               @
                 ---------------------------------------------
                 Y3          @    @    @    @    @          @
                 ---------------------------------------------

QD: Products are designated as "Qualified Distribution Products" (QD). To purchase products from QD product categories, Reseller must have submitted the appropriate Qualified Distribution Application and received approval to order such products.

MO:      Minimum order is $25; minimum release and ship-to is $25.

PP:      Products are eligible for Price Protection.

SA: Eligible products returned for stock adjustment may not exceed 15% of the previous quarter's invoiced amount of shipments. Restocking charges will apply to returns in any one quarter exceeding 5% of shipments. Such products are eligible for stock adjustment restocking charges of 3% of list price value.

AP:      Products are eligible for the HP Advantage program.

WW:      Products are covered by HP's written warranty.

W90:     Products are covered by HP's standard 90-day warranty.

DR: Eligible defective and customer satisfaction returns may not exceed 3% of the invoiced amount of shipments during the previous quarter. (Except that if the total number of defective units exceeds the returns cap percentage, HP shall be obligated to honor the Product warranty for those units).


The HP Products listed below are U.S. versions only.

Products followed by an "@" symbol are eligible for drop-shipment.

                                  EXHIBIT U40A

                               ACCESSORY PRODUCTS

                                DISCOUNT SCHEDULE


A.       DISCOUNT SCHEDULE


                                   ---------
                                   DISCOUNTS
                                   ---------
                                    A     B
                                   ---------
                                   38%   42%
                                   ---------


B. The capital letter referenced left of the product number on the Product List indicates the applicable Discount column A through B above.

C. The products purchased under this Exhibit shall be included in determining whether the volume level under Product Exhibit U20x, U5xR, U60, U62R or U8xD of the respective Addendum and/or Agreement has been satisfied.

                                  EXHIBIT U40C

                               CONSUMABLE PRODUCTS

                                      LIST



                -----------------------------------------------
                CAT. MO   PP   SA   AP   W90   EOQ1   E0Q2   DR
                -----------------------------------------------
                01   @    @    @    @    @                    @
                -----------------------------------------------
                02   @    @    @    @    @     @              @
                -----------------------------------------------
                03   @    @    @    @    @             @      @
                -----------------------------------------------


MO:               Minimum order is $25; minimum release and ship-to is $25.

PR:               Products are eligible for Price Protection.

SA: Eligible products returned for stock adjustment may not exceed 15% of the previous quarter's invoiced amount of shipments. Restocking charges will apply to returns in any one quarter exceeding 5% of shipments. Such products are eligible for stock adjustment restocking charges of 3% of list price.

AP:               Products are eligible for the HP Advantage program.

WW:               Products are covered by HP's written warranty.

W90:              Products are covered by HP's standard 90-day warranty.

EOQ1: (Economic Order Quantities) These products are offered in pricing multiples. The first quantity break has 0% discount.

EOQ2: (Economic Order Quantities) These products are offered in pricing multiples. Discounts are offered at all quantity breaks.

DR: Eligible defective and customer satisfaction returns may not exceed 3% of the invoiced amount of shipments during the previous quarter. (Except that if the total number of defective units exceeds the returns cap percentage, HP shall be obligated to honor the Product warranty for those units).


The HP Products listed below are U.S. versions only.

Products followed by an "@" symbol are eligible for drop-shipment.

                                   EXHIBIT UD

                         CALCULATOR DISTRIBUTOR PRODUCTS

                                DISCOUNT SCHEDULE


A.       Distributor  and HP  agree  that  Distributor's  volume  level,  at Net
         Distributor price, for HP Products on Exhibit UD for the term of this Addendum is:

                               $1,000,000 - and up

B.       DISCOUNT SCHEDULE


                          ---------------------------
                                    DISCOUNTS
                          ---------------------------
                           A     B     C     D     E
                          ---------------------------
                          35%   40%   38%   20%    3%
                          ---------------------------

C. The capital letter referenced left of the product number on the Product List indicates the applicable Discount column A through E above.

D. The products purchased under this Exhibit shall not be included in determining whether the volume level under any other Exhibit to the U.S. Reseller Agreement has been satisfied.

                                  EXHIBIT U40A

                               ACCESSORY PRODUCTS

                                      LIST



                 ---------------------------------------------
                 CAT. MO   PP   SA   AP   WW   W90   EOQ2   DR
                 ---------------------------------------------
                 01   @    @    @    @         @             @
                 ---------------------------------------------
                 02   @    @    @              @             @
                 ---------------------------------------------
                 03   @    @    @    @    @                  @
                 ---------------------------------------------
                 04   @    @    @    @         @       @     @
                 ---------------------------------------------


MO:               Minimum order is $25; minimum release and ship-to is $25.

PP:               Products are eligible for Price Protection.

SA: Eligible products returned for stock adjustment may not exceed 15% of the previous quarter's invoiced amount of shipments. Restocking charges will apply to returns in any one quarter exceeding 5% of shipments. Such products are eligible for stock adjustment restocking charges of 3% of list price.

AP:               Products are eligible for the HP Advantage program.

WW:               Products are covered by HP's written warranty.

W90:              Products are covered by HP's standard 90-day warranty.

EOQ2: (Economic Order Quantities) These products are offered in pricing multiples. Discounts are offered at all quantity breaks.

DR: Eligible defective and customer satisfaction returns may not exceed 3% of the invoiced amount of shipments during the previous quarter. (Except that if the total number of defective units exceeds the returns cap percentage, HP shall be obligated to honor the Product warranty for those units).

The HP Products listed below are U.S. versions only.

Products followed by an "@" symbol are eligible for drop-shipment.

                                  EXHIBIT U40C

                               CONSUMABLE PRODUCTS

                                DISCOUNT SCHEDULE


A.       DISCOUNT SCHEDULE



                                   DISCOUNTS
                                ---------------
                                 A     B     C
                                ---------------
                                38%   42%   36%
                                ---------------

B. The capital letter referenced left of the product number on the Product List indicates the applicable Discount column A through C above.

C. The products purchased under this Exhibit shall not be included in determining whether the volume level under any other Exhibit to the U.S. Reseller Agreement has been satisfied.

                                   EXHIBIT UD

                         CALCULATOR DISTRIBUTOR PRODUCTS

                                      LIST



                       ---------------------------------
                       CAT    MO   PP   SA   AP   WW   DR
                       ---------------------------------
                       01     @              @         @
                       ---------------------------------
                       Y1     @    @    @    @         @
                       ---------------------------------
                       Z1     @    @    @    @    @    @
                       ---------------------------------
                       Z2     @    @    @    @    @    @
                       ---------------------------------
                       Z3     @    @              @    @
                       ---------------------------------
                       Z4     @                   @    @
                       ---------------------------------

MO:      Minimum order is $25; minimum release and ship-to is $25.

PP:      Products are eligible for Price Protection.

SA: Eligible products returned for stock adjustment may not exceed 15% of the previous quarter's invoiced amount of shipments. Restocking charges will apply to returns in any one quarter exceeding 5% of shipments. Such products are eligible for stock adjustment restocking charges of 3% of list price value.

AP:      Products are eligible for the HP Advantage program.

WW:      Products are covered by HP's written warranty.

DR: Eligible defective and customer satisfaction returns may not exceed 3% of the invoiced amount of shipments during the previous quarter. (Except that if the total number of defective units exceeds the returns cap percentage, HP shall be obligated to honor the Product warranty for those units).

The HP Products listed below are U.S. versions only.

Products followed by an "@" symbol are eligible for drop-shipment
                                                        20